FIRST FUNDS
(the “Trust”)
FIRST CALIBER EQUITY
FIRST STERLING INCOME
FIRST ELITE MONEY MARKET
(the “Funds”)
Class A
Trust Class
Supplement dated November 10, 2009
to the Prospectus dated August 28, 2009
     On November 9, 2009, the Board of Trustees of the Trust, based primarily on the recommendation of First Financial Capital Advisors LLC, the investment adviser to the Funds, approved a Plan of Liquidation to close the Funds and provide for their orderly liquidation on or about December 18, 2009 (the “Liquidation Date”). Accordingly, effective on or about November 10, 2009, no new or subsequent investments will be permitted in the Funds, except that participants in certain group retirement plans will continue to be able to invest in the Funds and investments made pursuant to the Funds’ automatic investment plans will continue until the Liquidation Date.
     On the Liquidation Date, all remaining shares of the Funds will be redeemed and the proceeds will be distributed to shareholders. The fees and expenses noted in the Fee Table are based on ordinary operations; however, as the Funds wind down their business affairs, the expense ratio may exceed the amounts reflected in the Fee Table.
     In general, redemptions are taxable events. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the applicable Fund’s liquidation and determine its tax consequences.
     As shareholders redeem shares of the Funds between the date of this supplement and the Liquidation Date, the Funds may not be able to continue to invest their respective assets in accordance with the stated investment policies. Accordingly, each Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date by holding cash or investing in money market instruments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE